UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                    June 17, 2005 (April 19, 2005)


                       BayCorp Holdings, Ltd.
        -----------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
            ---------------------------------------------
           (State or other jurisdiction of incorporation)


               1-12527                       02-0488443
       ----------------------         -----------------------
       Commission File Number              (IRS Employer
                                        Identification No.)


       1 New Hampshire Avenue
              Suite 125
      Portsmouth, New Hampshire                03801
      -------------------------          -----------------
        (Address of principal                (Zip Code)
         executive offices)



         Registrant's telephone number, including area code:
                           (603) 766-4990


                                 N/A
     -----------------------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp" or the "Company"), under Items
2.01 and 9.01 on April 25, 2005 (the "Initial 8-K") disclosing BayCorp's acquisition of certain natural gas production assets in Nacogdoches County, Texas formerly owned by SunStone Corporation for approximately $3.4 million. Amendment No. 1 is being filed to amend the statements included in the Initial 8-K regarding the financial information required under Item 9.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

  (a) Financial Statements of Business Acquired.

      The Company has determined that the financial statements required by Item 9.01(a)(1) of Form 8-K are not applicable to the asset acquisition disclosed in Item 2.01 of the Initial 8-K.

  (b) Pro Forma Financial Information.

      The  Company  has  determined that the pro forma  financial information required by Item 9.01(b)(1) of Form 8-K is  not applicable to the asset acquisition disclosed in Item  2.01 of the Initial 8-K.

  (c) Exhibits.

      Exhibit 2.1* Acquisition Agreement among Sonerra Resources Corporation, Pinnacle Energy Group, L.C., and Nacogdoches Gas, L.L.C. relating to the acquisition of certain assets of SunStone Corporation dated as of March 22, 2005 and filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 1-12527) on
                    April 25, 2005 and incorporated herein by reference.

      Exhibit 2.2 Project Development Agreement between Sonerra Resources Corporation and Nacogdoches Gas, L.L.C. dated January 7, 2005 and filed as Exhibit 2.4 to the Company's Annual Report on Form 10-K (File No. 1-12527) on March 31, 2005 and incorporated herein by reference.

      Exhibit 99 Press release dated April 20, 2005 reporting the completion of the acquisition of certain assets of SunStone Corporation and filed as
                    Exhibit 99 to the Company's Current Report on Form 8-K (File No. 1-12527) on April 25, 2005
                    and incorporated herein by reference.

* Certain disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



JUNE 17, 2005          By:  /s/ Frank W. Getman Jr.
                       ---------------------------------
                       Frank W. Getman Jr.
                       President and Chief Executive Officer





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

                          EXHIBIT INDEX


Exhibit
 Number   Description


  2.1*    Acquisition    Agreement   among   Sonerra    Resources
          Corporation, Pinnacle Energy Group, L.C., and Nacogdoches Gas, L.L.C. relating to the acquisition of certain assets of SunStone Corporation dated as of March 22, 2005 and filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 1-12527) on April 25, 2005 and incorporated herein by reference.

  2.2 Project Development Agreement between Sonerra Resources Corporation and Nacogdoches Gas, L.L.C. dated January 7, 2005 and filed as Exhibit 2.4 to the Company's Annual Report on Form 10-K (File No. 1-12527) on March 31, 2005 and incorporated herein by reference.

   99 Press release dated April 20, 2005 reporting the completion of the acquisition of certain assets of SunStone Corporation and filed as Exhibit 99 to the Company's Current Report on Form 8-K (File No. 1-12527) on April 25, 2005 and incorporated herein by reference.

* Certain disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.



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